UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

April 30, 2009

China Pharma Holdings, Inc

------------------------------

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-29532	73-1564807
(Commission File Number)	(IRS Employer Identification Number)

2nd Floor, No. 17, Jinpan Road
Haikou, Hainan Province, China
(Address of Principal Executive Offices)

86-898-66811730
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On April 28, 2009, China Pharma Holdings, Inc., a Delaware Corporation, (the “Company”) announced the resignation of Xinhua Wu as a member of the Company’s Board of Directors and Chief Financial Officer, effective on April 28, 2009. Mr. Wu, who had been a member of the Company’s Board of Directors and Chief Financial Officer since October 20, 2005, had no disagreement with the Company and a copy of his resignation letter is attached hereto as Exhibit 99.1 to this Report and incorporated by reference herein.

On April 28, 2009, the Board appointed Heung Mei TSUI as a member of the Board and appointed Frank Waung as the Chief Financial Officer of the Company.

Ms. TSUI is a self-employed businesswoman engaged in the international trading and strategic investment. She graduated from Hunan Financial & Economic College in 1982. Ms. TSUI had been a member of the Company’s Board from October 19, 2005 to February 1, 2008.

Mr. Waung worked for Hickey Freihofner Capital as an investment banker with China focus from 2008 till April 28, 2009. Mr. Waung worked for Dellacamera Capital Management as a special situation analyst in 2007. Mr. Waung acted as a senior market economist in Cowen & Co. from 2000 to 2003 and as a convertible security trader from 2003 to 2006. He worked for Credit Suisse First Boston as a quantitative marketer from 1994 to 1998.

Mr. Waung received his bachelor’s degree from University of California in 1988 and received his master’s degree in business administration from University of Pennsylvania in 1994.

ITEM 9.01             Financial Statements and Exhibits

(d) Exhibits

99.1   Resignation Letter dated April 28, 2009

             99.2      Press Release date April 30, 2009

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

China Pharma Holdings, Inc.
Date: April 30, 2009

/s/ Zhilin Li

Zhilin Li
 President and CEO